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                                                    Exhibit 23.2


                 CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in this registration statement of our reports dated 22 February 1994, 23
February 1993 and 25 February 1992 from the Transamerica
Corporation Annual Report on Form 10-K for the years ended
December 31, 1993, 1992 and 1991 on the consolidated financial statement of Sedgwick Group plc.



Coopers & Lybrand


London
19 September 1994